                                                                   EXHIBIT 10.29

                           WARRANT PURCHASE AGREEMENT

      This Warrant Purchase Agreement (the "Agreement") is made as of January 8, 2002 by and between Hyseq, Inc., a Nevada corporation (the "Company"), and Amgen Inc., a Delaware corporation ("Purchaser").

      The Company and Purchaser hereby confirm their respective agreements as follows:

      1.    AUTHORIZATION AND PURCHASE OF THE WARRANT.

            1.1 Authorization of the Warrant. The Company's Board of Directors has authorized the issuance by the Company and the sale to the Purchaser of a warrant (the "Warrant") to purchase an aggregate of up to 1,491,544 fully paid and nonassessable shares of Common Stock, par value $0.001 per share (the "Common Stock"), of the Company, all as more fully described, and subject to the conditions set forth, below and in the form of Warrant annexed hereto as Exhibit
1. The shares of Common Stock issuable upon exercise of the Warrant are herein referred to as the "Warrant Shares;" and the Warrant and the Warrant Shares are sometimes herein together referred to as the "Securities."

            1.2 Purchase of Warrant. Subject to the terms and conditions set forth below and in the Warrant, the Company agrees to issue to Purchaser, and Purchaser hereby agrees to purchase from the Company, the Warrant in consideration for the rights granted to the Company under that certain collaboration agreement (the "Collaboration Agreement") by and between the Company and Purchaser. A copy of the Collaboration Agreement, in the form to be executed and delivered by each of Purchaser and the Company on the Closing Date, is annexed hereto as Exhibit 2.

      2.    THE CLOSING.

            Closing Date. The closing of the purchase and sale of the Warrant to Purchaser hereunder (the "Closing") shall be held at the offices of the Company, at 5:00 p.m., California time, on January 8, 2002, or at such other time and place as the Company and Purchaser mutually agree upon, orally or in writing (the "Closing Date"). On the Closing Date, the Company shall deliver to Purchaser the Warrant registered in the name of Purchaser.

      3.    CONDITIONS OF THE PURCHASER'S OBLIGATIONS AT CLOSING.

            The obligations of Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived by Purchaser:

            3.1 Representations and Warranties. The representations and warranties of the Company contained in Section 5 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing (except for representations and warranties that speak as of a specific date, which need only be true and correct as of such date).


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

            3.2 Performance. The Company shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

            3.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required to be in effect as of the Closing in connection with the lawful issuance and sale of the Warrant pursuant to this Agreement shall be obtained and effective as of the Closing.

            3.4 Consents and Waivers. The Company shall have obtained any and all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

            3.5 Compliance Certificate. The President of the Company shall deliver to Purchaser at the Closing a certificate certifying that the conditions specified in Sections 3.1 3.2, 3.3 and 3.4 have been fulfilled.

            3.6 Opinion of Outside Counsel. Purchaser shall have received from Kummer Kaempfer Bonner & Renshaw, counsel for the Company, an opinion, dated as of the Closing, in substantially the form of Exhibit 3.6(a) and from Brobeck, Phleger & Harrison LLP, counsel for the Company, an opinion, dated as of the Closing, in substantially the form of Exhibit 3.6(b).

            3.7 Collaboration Agreement. Purchaser and the Company shall have executed and delivered the Collaboration Agreement.

            3.8 Amendment of Securities Purchase Agreement. The Company shall have caused the Securities Purchase Agreement, made and entered into as of August 28, 2001, among the Company and the investors signatory thereto, to be amended such that the term "Strategic Transaction" shall mean "a transaction or relationship in which the Company issues shares of Common Stock or Common Stock Equivalents to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives material benefits in addition to the investment of or lending of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to a Person whose primary business is investing in securities."

            3.9 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser, and the Purchaser shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

      4.    CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING.

            The obligations of the Company to Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived by Company:


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

            4.1 Representations and Warranties. The representations and warranties of Purchaser contained in Section 6 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

            4.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

            4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required to be in effect as of the Closing in connection with the lawful issuance and sale of the Warrant pursuant to this Agreement shall be obtained and effective as of the Closing.

      5.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

            The Company represents and warrants to Purchaser as follows:

            5.1 Organization. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Each of the Company and its Subsidiaries has requisite power and authority to own and use its properties and to conduct its business as presently conducted and as described in the SEC Documents (hereinafter defined) and is registered or qualified to do business and in good standing in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect upon the Company and its Subsidiaries, considered as one enterprise. The Company has no direct or indirect equity interest in any entity other than Callida Genomics, Inc., N-Mer, Inc., GeneSolutions Inc. and Hyseq Diagnostics, Inc. (the "Subsidiaries"), other than normal cash management investments in the ordinary course of business involving interests in publicly traded companies not exceeding one percent of any such company's outstanding equity.

            5.2 Due Authorization; Consents. The Company has all requisite corporate power and has taken all requisite corporate action to execute and deliver each of this Agreement, the Warrant and the Collaboration Agreement (collectively, the "Agreements"), to sell and issue the Securities and to carry out and perform all of its obligations hereunder and thereunder. Each of the Agreements has been duty authorized, executed and delivered on behalf of the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) as limited by equitable principles generally. All consents, approvals and authorizations of, and registrations, qualifications and filings with, any federal or state governmental agency, authority or body, or any third party, required in connection with the execution, delivery and performance of this Agreement and the Collaboration Agreement and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the valid issuance and sale of the Securities to be sold pursuant to this Agreement, have been obtained and are effective as of the Closing, except for (a) such filings required pursuant to applicable federal and state securities laws and blue sky laws, which filings will be effected within the required statutory period, (b) the


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filing with the SEC (as defined below) of the registration statements as contemplated in Section 7.4 below, and (c) the application to NASD (as defined below) for the listing of the Warrant Shares for trading thereon in the time and manner required thereby.

            5.3 Validity of Securities. The Warrant, when sold against the consideration therefor as provided herein and in the Collaboration Agreement, will be validly authorized and issued, fully paid and nonassessable. The issuance and delivery of the Warrant is not subject to preemptive or any similar rights of the stockholders of the Company or any liens or encumbrances arising through the Company, other than restrictions of transfer under this Agreement, the Warrant and applicable state and federal securities laws; and when the Warrant Shares are issued upon exercise and in accordance with the terms of the Warrant, they will be validly issued and outstanding, fully paid and nonassessable and free of any liens or encumbrances arising through the Company, other than restrictions of transfer under this Agreement, the Warrant and applicable state and federal securities laws.

            5.4 SEC Documents; Financial Statements. As of their respective filing dates, each of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, the Company's Notice of Annual Meeting of Stockholders and Proxy Statement filed on April 17, 2001 and the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001, and all other documents, if any, filed by the Company since November 14, 2001 pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act;" collectively, the above documents shall be referred to hereinafter as the "SEC Documents"), as filed by the Company with the Securities and Exchange Commission (the "SEC") or incorporated by reference therein complied in all material respects to the requirements of the Exchange Act, and the rules, regulations and instructions of the SEC thereunder. Each of the SEC Documents, as of its respective filing date, contained no untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as in effect at the time of filing. Except as may be indicated in the Financial Statements or the notes thereto, the Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly present in all material respects the consolidated financial position and operating results of the Company and its Subsidiaries as of the dates, and for the periods, indicated therein.

            5.5 Non-Contravention. The execution and delivery of the Agreement, the issuance and sale of the Securities to be sold by the Company under this Agreement, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated hereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound, (ii) the charter, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law,


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administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the property or assets of the Company or any Subsidiary is subject; except in the case of each of (A) and (B) above, such as could not, individually or in the aggregate, reasonably be expected to have or result in a material adverse effect upon the Company and its Subsidiaries, considered as one enterprise.

            5.6 Liabilities. Except as set forth in the SEC Documents and the Financial Statements, the Company has no material indebtedness for borrowed money that the Company has directly or indirectly created, incurred, assumed, or guaranteed, or with respect to which the Company has otherwise become directly or indirectly liable, other than (i) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, subsequent to September 30, 2001 and (ii) indebtedness incurred in the ordinary course of business and not required under GAAP to be reflected in the Financial Statements.

            5.7 Capitalization. The capitalization of the Company as of January 7, 2002 is as set forth in Schedule 5.7. The Company has not issued any capital stock since that date other than pursuant to (i) employee benefit plans disclosed in the SEC Documents, or (ii) outstanding warrants or options disclosed in the SEC Documents. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as a result of the purchase and sale of the Securities and except as disclosed in Schedule 5.7 or as set forth in or contemplated by the SEC Documents, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company or any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. Except as contemplated by this Agreement or the Warrant, without limiting the foregoing, no preemptive right, co-sale right, right of first refusal, registration right, or other similar right exists with respect to the Warrant or the issuance and sale thereof. The Company owns the entire equity interest in each of its Subsidiaries, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than as described in the SEC Documents. Except as disclosed in the SEC Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

            5.8 Legal Proceedings. Except as disclosed in the SEC Documents, there is no legal or governmental proceeding pending or, to the knowledge of the Company, threatened to


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which the Company or any Subsidiary is or may be a party which could, if there were an unfavorable decision, individually or in the aggregate, have or result in a material adverse effect upon the Company and its Subsidiaries, considered as one enterprise. The Company has performed a docket search in Santa Clara County, California and in the Northern District of California and Li-Hsien Rin-Laures, General Counsel for the Company, has reviewed the results of the docket searches.

            5.9 No Violations. Neither the Company nor any Subsidiary is in violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary (including without limitation, all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters), which violation, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the business or financial condition of the Company and its Subsidiaries, considered as one enterprise, or is in default (and there exists no condition that has not been waived which, with the passage of time or otherwise, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or by which the properties of the Company or any Subsidiary are bound, which would be reasonably likely to have a material adverse effect upon the business or financial condition operating results of the Company and its Subsidiaries, considered as one enterprise.

            5.10 Governmental Permits, Etc. Each of the Company and its Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted and as described in the SEC Documents except where the failure to currently possess could not reasonably be expected to have a material adverse effect upon the business or financial condition operating results of the Company and its Subsidiaries, considered as one enterprise.

            5.11 Title to Properties and Assets. Except as set forth in the SEC Documents, the Company has good and marketable title to its properties and assets owned by it, in each case subject to no lien of any kind except for (i) liens for taxes that are not yet due and payable, and (ii) for liens, encumbrances and security interests that arise in the ordinary course of business and minor defects in title, none of which, individually or in the aggregate, materially impairs the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in material compliance with such leases, none are subject to termination, and, to the best of the Company's knowledge, the Company holds valid leasehold interests in such assets free of any liens, encumbrances, security interests or claims of any party other than the lessors of such property and assets, subject to clauses
(i) and (ii) above.

            5.12 [Reserved].

            5.13 [Reserved].


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            5.14 No Material Adverse Change. Except as disclosed in the SEC
Documents, since September 30, 2001, there has not been (i) any material adverse change in the financial condition or operating results of the Company and its Subsidiaries considered as one enterprise, (ii) any material adverse event affecting the Company or its Subsidiaries, (iii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries considered as one enterprise, incurred by the Company or any Subsidiary, except obligations incurred in the ordinary course of business (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries, or (v) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has a material adverse effect on the condition (financial or otherwise), operating results, operations or business of the Company and its Subsidiaries considered as one enterprise.

            5.15 Disclosure. No representation or warranty by the Company in this Agreement or in any statement or certificate signed by any officer of the Company furnished or to be furnished to the Purchaser pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they are made, not misleading.

            5.16 NASDAQ Compliance. The Company's Common Stock is listed on The Nasdaq Stock Market, Inc. National Market (the "Nasdaq National Market"), and the Company has taken no action that is likely to have the effect of causing the Common Stock to be delisted from the Nasdaq National Market, nor has the Company received any notification that the National Association of Securities Dealers, Inc. ("NASD") is contemplating terminating such listing. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action that is likely to have the effect of terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the SEC is contemplating terminating such registration.

            5.17 Listing. The Company shall comply with all requirements of the NASD with respect to the issuance of the Warrant Shares and the listing thereof on the Nasdaq National Market or other trading market on which the Common Stock is listed or quoted, if applicable.

            5.18 Interested Party Transactions. Except as set forth in the SEC Documents, to the best knowledge of the Company, there are no transactions of the type required to be disclosed pursuant to Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act") and the Exchange Act.

      6.    REPRESENTATIONS AND WARRANTIES OF PURCHASER.

            Purchaser hereby represents and warrants to the Company as follows:

            6.1 Investment Experience. Purchaser is, and at the time it exercises the Warrant issued to it will be, an "accredited investor" within the meaning of Rule 501 under the


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Securities Act. Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Securities. Purchaser has had the opportunity to ask questions and receive answers concerning the terms and conditions of its purchase of the Securities and to obtain any additional information from the Company that is necessary to verify the information furnished in the SEC Documents. Purchaser believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities.

            6.2 Investment Intent. This Agreement is made with Purchaser in reliance upon Purchaser's representation to the Company, which by Purchaser's execution of this Agreement it hereby confirms that it is purchasing the Securities for investment for its own account, not as a nominee or agent, only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act and Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same. Purchaser understands that the Securities have not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. By executing this Agreement, Purchaser further represents that, as of the date hereof, it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

            6.3 Organization; Due Authorization. Purchaser is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Purchaser has all requisite corporate power and has taken all requisite corporate action to execute and deliver the Agreements, to grant the rights granted to the Company under the Collaboration Agreement and to carry out and perform all of its obligations hereunder and thereunder. Each of the Agreements has been duly authorized, executed and delivered on behalf of Purchaser and constitutes the valid and binding agreement of Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) as limited by equitable principles generally.

            6.4 No Legal, Tax or Investment Advice. Purchaser understands that nothing in the Agreements or any other materials presented to Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

      7. RESTRICTIONS ON TRANSFER OF SECURITIES; REGISTRATION OF THE WARRANT SHARES; COMPLIANCE WITH THE SECURITIES ACT.

            7.1 Restrictions on Transferability. Purchaser shall not sell, assign, pledge, transfer or otherwise dispose or encumber any of the Securities being purchased by it hereunder,


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except (i) pursuant to an effective registration statement under the Securities
Act, (ii) in a transaction meeting the requirements of Rule 144 promulgated under the Securities Act ("Rule 144") or (iii) pursuant to an available exemption from registration under the Securities Act and applicable securities laws of any state of the United States or any other applicable jurisdiction and, in the case of (ii) or (iii) above, if requested by the Company, upon delivery by Purchaser of an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from registration under the Securities Act and applicable state securities laws. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company, without any legal opinion, any transfer of Securities by Purchaser to an Affiliate of such Purchaser that is exempt from the registration requirements under the Securities Act, provided that the transferee certifies to the Company that it is an "accredited investor" within the meaning of Rule 501 under the Securities Act and that it is acquiring the Securities solely for investment purposes. Such certification may also include any additional information as may be required under the Securities Act and as may be reasonably requested by the Company, to enable the Company to determine that such transfer is exempt from the registration requirements of the Securities Act. As a condition of such transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of Purchaser under this Agreement. Purchaser will be required to notify any subsequent purchaser of any then existing resale restrictions as set forth above and to comply with the provisions of this Section 7. The Company shall not register on its securities ledger any transfer of the Securities in violation of this Section, but shall register on its securities ledger all transfers of the Securities in compliance with this Section. The Company may, and may instruct any transfer agent for the Company, to place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Section. For purposes of this Agreement, an "Affiliate" of the Purchaser means a legal entity that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Purchaser.

            7.2 Restrictive Legends. Each certificate representing any of the Securities (or any other securities issued in respect of the Securities upon any stock split or stock dividend) shall (unless otherwise permitted by the provisions hereof) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable federal or state securities laws):

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF THE HOLDER HEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS, AND THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE (INCLUDING ANY FUTURE HOLDER) IS BOUND BY THE TERMS OF A WARRANT PURCHASE AGREEMENT BETWEEN THE ORIGINAL PURCHASER AND THE COMPANY (COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY).

      Such legend shall be removed by delivery of substitute certificates without legend: (i) if the Securities have been sold pursuant to an effective registration statement, or (ii) if Rule 144(k) may be utilized by the seller of such security, or (iii) if such legend is not required under applicable requirements of the Securities Act.

            7.3 Any Subsequent Holder of the Warrant to Expressly Assume Obligations Hereunder; Purchaser's Ability to Transfer. Purchaser hereby covenants and agrees that from and after the date hereof, Purchaser may transfer the Warrant only in accordance with the provisions of this Section 7 and only to a transferee (referred to herein as a "Holder" of the Warrant) that expressly agrees in writing with Purchaser and the Company, at the time of such transfer, to assume all of the obligations of, have all of the rights of, and comply with all of the provisions applicable to, Purchaser under this Agreement and Holder under the Warrant. Purchaser shall not subdivide the Warrant or transfer less than the entire Warrant to any entity that is not an Affiliate of Purchaser. Notwithstanding the foregoing, in the event an entity that is not an Affiliate of Purchaser makes a bona fide good faith offer to purchase the Warrant, Purchaser shall notify the Company of the terms of the offer, and the Company shall have 30 days to purchase the Warrant on the same terms and conditions as the offer. If the Company declines to so purchase, Purchaser may consummate the proposed transfer on such terms as set forth in the aforementioned notice.

            7.4 Registration Procedures and Expenses.

                  (a) Demand Registration Rights.

                  (i) Demand by Holders. Commencing on the Closing Date, the
            Holders of at least 50% of the Registrable Securities then outstanding may make two written requests to the Company for registration of Registrable Securities under and in accordance with the provisions of the Securities Act of all or part of the Registrable Securities. Each such registration requested hereinafter shall be referred to as a "Demand Registration." Each request for a Demand Registration shall specify the aggregate amount of Registrable Securities to be registered and the intended methods of disposition thereof. With respect to each Demand Registration, the Company shall have the obligations set forth in Section 7.4(c) below. For the purposes of this Agreement, "Registrable Securities" shall mean the Warrant Shares and any shares of common stock which may be issued or distributed with respect to, or in exchange for, such Registrable Securities pursuant to a stock dividend, stock split or other distribution, merger, consolidation, recapitalization or reclassification or similar transaction.

                  (ii) Underwritten Demand Registration. If the Holders
            initiating the Demand Registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section. The underwriter will be selected the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder of Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as required by Section 7.4(c)(xi) hereof) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section, if the underwriter advises the Initiating Holders and the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities to included in such underwriting shall not be reduced unless and until all other securities, including securities included by the Company pursuant to Section 7.4(a)(v) hereof, are first entirely excluded from the underwriting.

                  (iii) Effective Registration. The Company shall be deemed to have effected a Demand Registration if (i) the registration statement relating to such Demand Registration is filed with the SEC but before the SEC declares the registration statement effective, a majority of the Holders of such Registrable Securities requests in writing that the Company withdraw or abandon the registration statement; provided, however, that such withdrawal is not the result, directly or indirectly, of an act or omission of the Company that has materially and adversely affected the value of such registration to the participating Holders, or (ii) if the registration statement is declared effective by the SEC and remains effective until the earlier of (A) the date on which all of the Registrable Securities subject to the registration statement have been transferred, sold or otherwise disposed of pursuant thereto or
            (B) one year from the effective date of such registration statement; provided, however, that, in each case, no Demand Registration shall be deemed to have been effected if (1) such registration statement, after it has become effective, is the subject of any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not primarily attributable to the selling Holders of Registrable Securities or (2) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied by the Company.

                  (iv) Registration Statement Form. Registrations under this
            Section 7.4(a) shall be on Form S-3 unless Form S-3 is not available to the Company at the time of the request.

                  (v) Registration of Other Securities. Subject to the
            limitations set forth in Section 7.4(a)(ii) hereof, the Company may include shares of its Common Stock for its own account or for the account of other shareholders of the Company having registration rights in a registration effected pursuant to Section 7.4(a).

                  (vi) Legal Counsel. Subject to Section 7.4(c) hereof, in the case of a Demand Registration pursuant to Section 7.4(a), the Holders of a majority of the

            Registrable Securities shall have the right to select one legal counsel to review and oversee any offering pursuant to this Section
            7.4 ("Legal Counsel"). The Company shall reasonably cooperate with Legal Counsel in performing its obligations under this Agreement.

                  (b) Piggyback Registration Rights.

                  (i) Participation. If at any time beginning 180 days after the
            Closing, the Company proposes to file or files a registration statement under the Securities Act with respect to any offering of securities of the same type as the Registrable Securities for its own account (other than a registration statement on Form S-4 or Form S-8 or any successor form thereto), or for the account of any securityholder of the Company, then, as promptly as practicable, the Company shall give written notice of such proposed filing to each Holder of Registrable Securities and such notice shall offer the Holders the opportunity to include in such registration such number of Registrable Securities as each Holder may request (a "Piggyback Registration"). Subject to Section 7.4(b)(iii), the Company shall include in such registration statement all Registrable Securities requested within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder) to be included in the registration for such offering pursuant to a Piggyback Registration. Each Holder electing to participate in such registration statement shall do so pursuant to the terms of such proposed registration and customary custody agreements, powers of attorney, underwriting agreements or other documents as are reasonably requested or required by the Company and any underwriter of such offering; provided that no Holder shall be required to represent or warrant to, or to indemnify, any party with respect to any matters other than as to the Holder's ownership of the Registrable Securities and with respect to any other information provided by the Holder and required to be included in the registration statement pursuant to the rules and regulations of the SEC. Each Holder of Registrable Securities shall be permitted to withdraw all or part of such Holder's Registrable Securities from a Piggyback Registration at any time prior to the effective date thereof.

                  (ii) No Effect on Demand Registrations. No registration of
            Registrable Securities effected pursuant to a request under this
            Section 7.4(b) shall be deemed to have been effected pursuant to
            Section 7.4(a) hereof or shall relieve the Company of its obligation to effect any registration upon request under Section 7.4(a) hereof.

                  (iii) Pro Rata Allocation. If the registration of which the
            Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 7.4(b)(i). If the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the number to be included shall be allocated pro rata on the basis of the total number of Registrable Securities and other securities sought to be included in such registration by the

            Company, the Holders and any other security holders to whom the Company has granted registration rights. The Company shall advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto of any such limitations, and the number of shares of Registrable Securities that may be included in the registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, and the Registrable Securities so withdrawn shall also be withdrawn from registration.

            (c) In connection with the Company's registration obligations pursuant to Sections 7.4(a) and (b) hereof, the Company shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                  (i) before filing a registration statement thereto, furnish the Holders of the Registrable Securities covered by such registration statement and the underwriters, if any, copies of such registration statement proposed to be filed, and any participating Holder or the underwriters may suggest such changes thereto and the Company will reasonably consider including such changes;

                  (ii) with respect to each Demand Registration, use its
            commercially reasonable efforts to prepare and file within 10 days after the request, but in no event later than 30 days after the request, with the SEC a registration statement to effect the registration of such Registrable Securities under the Securities Act and to enable the resale of the Registrable Securities through the automated quotation system of the Nasdaq National Market (or any other stock exchange, market or trading facility on which the shares are traded) or in privately-negotiated transactions;

                  (iii) with respect to each Demand Registration, use its
            commercially reasonable best efforts to cause the registration statement to become effective within 90 days after the registration statement is filed by the Company;

                  (iv) use its reasonable efforts to prepare and file with the
            SEC such amendments and supplements to the registration statement and any prospectus (as such term is defined under Section 2(a)(10) of the Securities Act) or preliminary prospectus or any supplement thereto (collectively, a "Prospectus") used in connection therewith as may be reasonably necessary to keep the registration statement current and effective for a period not exceeding, the earlier of (i) the date on which Purchaser may sell all Registrable Securities registered on such registration statement then held by Purchaser without restriction by the volume limitations of Rule 144(e) of the Securities Act, or (ii) such time as all Registrable Securities registered on such registration statement have been sold pursuant to the registration statement, or (iii) one year from the effective date of the registration statement;

                  (v) furnish to Purchaser such number of copies of the
            registration statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as Purchaser may reasonably request, in order to facilitate the public sale or other disposition (a "Disposition") of all or any of the Warrant Shares covered by the registration statement by Purchaser;

                  (vi) file documents required of the Company for normal blue sky clearance in states reasonably requested in writing by Purchaser, provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or file a consent to service of process or subject itself to taxation in any jurisdiction in which it is not now so qualified or has not so consented;

                  (vii) bear all Registration Expenses in connection with the procedures in paragraph (a) of this Section 7.1 and the registration of the Warrant Shares pursuant to the registration statement; "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions herein described, including, without limitation, all registration and filing fees (including but not limited to fees related to filings required to be made with the SEC and to listing the Warrant Shares on the appropriate stock market or exchange); fees and expenses of compliance with securities or blue sky laws; printing, messenger, telephone and delivery expenses; fees and disbursements of counsel for the Company and reasonable fees and disbursements of counsel for the Purchaser (which fees and expenses shall not exceed $20,000); fees and disbursements of independent certified public accountants of the Company; fees and expenses of other persons retained by the Company; and all registration, filing and other fees and expenses associated with any NASD filing required to be made in connection with the registration statement. "Selling Expenses" shall mean all stock transfer taxes applicable to the Warrant Shares by reason of issuance or transfer in a name other than that in which the Warrant Shares are registered, and all discounts, commissions, fees and expenses of underwriters, selling brokers, dealer managers or similar industry professionals relating to the distribution of the Warrant Shares;

                  (viii) advise Purchaser, promptly after it shall receive
            notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the registration statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its reasonable efforts to prevent the issuance of any stop order or to obtain its prompt withdrawal if such stop order should be issued; and

                  (ix) cause all Warrant Shares covered by the registration
            statement to be quoted on the NASDAQ national market or listed on each securities exchange on which similar securities issued by the Company are then listed.

                  (x) provide a transfer agent and registrar for the Warrant
            Shares registered pursuant to the registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the date by which such actions are required to be taken by applicable law or by the rules of any securities exchange on which securities issued by the Company are then listed or approved for listing;

                  (xi) in the event of any underwritten public offering, enter into agreements, including an underwriting agreement, in customary form and consistent with then current market practice, with the managing underwriter(s) of such offering and the Purchaser, and take such other reasonable and appropriate action to facilitate the disposition of the Warrant Shares;

                  (xii) cause the Warrant Shares covered by the registration statement to be registered with the NASD, as may be necessary to enable the Purchaser or any underwriter to consummate the Disposition of such Warrant Shares;

                  (xiii) cooperate and assist in the performance of any due
            diligence investigation by any underwriter; and

                  (xiv) otherwise use its best efforts to comply with all
            applicable rules and regulations of the SEC.

            (d) Purchaser shall furnish the Company such information regarding Purchaser, the Warrant Shares held by Purchaser and the intended method of disposition of such securities as shall be reasonably requested by the Company or specifically required by the Securities Act and the rules and regulations promulgated thereunder to effect the registration of the Warrant Shares.

            7.5 Transfer of Warrant Shares After Registration; Suspension.

                  (a) Purchaser agrees that it will not effect any Disposition of the Warrant Shares or its right to purchase the Warrant Shares (i) that would constitute a sale within the meaning of the Securities Act except as contemplated in the registration statements referred to in Section 7.4 (or otherwise pursuant to Section 7.1) and (ii) in violation of the provisions of
Section 7.5 described below, and that it will promptly notify the Company of any material changes in the information set forth in the registration statement regarding Purchaser or its plan of distribution.

                  (b) Except in the event that paragraph (c) below applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the registration statements or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such registration statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Warrant Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide Purchaser copies of any documents filed pursuant to Section 7.5(b); and (iii) inform Purchaser that the Company has complied with its obligations in Section 7 (or that, if the Company has filed a post-effective amendment to the registration statement which has not yet been declared effective, the Company will notify Purchaser to that effect, will use its reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify Purchaser when the amendment has become effective).

                  (c) Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of a registration statement for amendments or supplements to a registration statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose;
(iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any happening of any event or circumstance during the period that a registration statement is required to be effective as a result of which, in the reasonable judgment of the Company upon the advice of its counsel, such registration statement or the related Prospectus contains or may contain any untrue statement of a material fact or omits or may omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading (a "Material Event"); then the Company shall deliver a certificate in writing to Purchaser (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, Purchaser will refrain from selling any Warrant Shares pursuant to the registration statement (a "Suspension") until Purchaser's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to Purchaser. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to Purchaser, Purchaser shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 7.5(c).

                  (d) Notwithstanding the foregoing paragraphs of this Section 7.5, Purchaser shall not be prohibited from selling Warrant Shares under a registration statement as a result of Suspensions based on Section 7.4(c)(iv) above on more than two occasions of not more than 30 days each in any twelve month period.

                  (e) Provided that a Suspension is not then in effect Purchaser may sell Warrant Shares under the related registration statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Warrant Shares. Upon receipt of a reasonable request therefor, the Company agrees to provide a reasonable number of current Prospectuses to Purchaser and to supply copies to any other parties reasonably requiring such Prospectuses.

                  (f) Purchaser shall not sell Warrant Shares, either under the a registration statement or otherwise, until after a 31 day period from the date of exercise of the Warrant Shares to be sold. In addition, Purchaser shall not sell, either under a registration statement or otherwise, during any ninety (90) day period, an amount of Warrant Shares that exceeds one percent (1%) of the amount of the Company common stock outstanding according to the most recent Company SEC Document, without prior written notification to the Company.

            7.6 Indemnification. For the purpose of this Section 7.6:

                  (a) the term "Selling Stockholder" shall include Purchaser and any Affiliate of Purchaser, and their respective permitted transferees and assigns;

                  (b) the term "registration statement" shall include any final Prospectus, exhibit, supplement or amendment included in or relating to a registration statement referred to in Section 7.4; and

                  (c) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the related registration statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (i) The Company agrees to indemnify and hold harmless the
            Selling Stockholder from and against any losses, claims, damages or liabilities to which the Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the related registration statement or
            (ii) any failure by the Company to fulfill any undertaking included in the registration statement, and the Company will reimburse the Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of the Selling Stockholder to comply in all material respects with its covenants and agreements contained in Section 7 hereof respecting sale of the Warrant Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder.

                  (ii) The Selling Stockholder agrees to indemnify and hold
            harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement or any Prospectus if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Selling Stockholder specifically for use in preparation of the Registration Statement or any Prospectus, provided, however, that Selling Stockholder need not indemnify any of the aforementioned indemnitees for such losses, claims, damages or liabilities arising from any statement or omission in any Prospectus that is corrected in any subsequent Prospectus if the subsequent Prospectus was furnished to the person or entity asserting the loss, claim, damage or liability prior to the pertinent transaction or transactions. The Selling Stockholder will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such indemnifiable action, proceeding or claim; provided that the Selling Stockholder's obligation to indemnify the Company shall be limited to the net amount received by the Selling Stockholder from the sale of the Warrant Shares.

                  (iii) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.6, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7.6 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 7.6. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                  (iv) If the indemnification provided for in this Section 7.6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (i) or (ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholder on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Selling Stockholder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Selling Stockholder agree that it would not be just and equitable if contribution pursuant to this subsection (iv) were determined by pro rata allocation (even if Selling Stockholder were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (iv). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (iv) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (iv), Selling Stockholder shall not be required to contribute any amount in excess of the amount by which the net amount received by Selling Stockholder from the sale of the Warrant Shares to which such loss relates exceeds the amount of any damages which Selling Stockholder has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Selling Stockholder's obligations in this subsection to contribute are several in proportion to their sales of Warrant Shares to which such loss relates and not joint.

                  (v) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.6, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 7.6 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

            7.7 Termination of Conditions and Obligations. The conditions precedent imposed by this Section 7 upon the transferability of the Warrant Shares shall cease and terminate as to any particular number of the Warrant Shares (i) when such Warrant Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Warrant Shares, (ii) when such Warrant Shares are sold pursuant to Rule 144 or (iii) at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act or a certification is provided pursuant to Section 7.1. The obligations of the Company under Section
7.4 shall terminate upon the earlier of (i) the date on which the Selling Stockholder may sell all Warrant Shares then held by the Selling Stockholder without restriction by the volume limitations of Rule 144(e) of the Securities Act, or (ii) such time as all Warrant Shares acquired on exercise of the Warrant have been sold pursuant to a registration statement, or (iii) two years from the effective date of the Registration Statement.

      8.    COMPANY REPORTS FILED UNDER THE EXCHANGE ACT.

            With a view to making available to Purchaser the benefits of Rule 144 and other rules or regulations of the SEC that may permit the Purchaser to sell the Warrant Shares without registration, as long as the Purchaser owns any Securities, the Company covenants and agrees to (a) comply with all of the reporting requirements of the Exchange Act applicable to it and shall comply with all other public information reporting requirements of the SEC that are conditions to the availability of Rule 144 for the sale of the Warrant Shares and (b) furnish to Purchaser, upon reasonable request, a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, and such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the SEC that permits the selling of any such Securities without registration.

      9.    STANDSTILL.

            During the seven-year period commencing on the date hereof, without the written consent of the Company, Purchaser shall not directly or indirectly acquire more than 10% of the Company's then outstanding capital stock, other than pursuant to the issuance by the Company of the Warrant Shares. Notwithstanding the foregoing, if any person or group (for the purposes of this Section 9, "person" and "group" shall have the respective meanings ascribed to such terms pursuant to Regulation 13D adopted by the SEC under the Exchange Act, as in effect on the date hereof), directly or indirectly acquires more than 10% of the Company's then outstanding capital stock, Purchaser may acquire up to the same percentage acquired by such person or group; provided, however, Purchaser is not and does not become a member of such group. If any person or group, directly or indirectly, makes an offer to tender or exchange for the Company's capital stock, Purchaser shall be relieved of its obligations hereunder; provided, however, that Purchaser shall not be so relieved if Purchaser solicits, encourages or participates in any such offer to tender or exchange. Nothing herein shall prohibit Purchaser from making any proposal to the Company's Board of Directors.

      10.   MISCELLANEOUS.

            10.1 Waivers and Amendments. The terms of this Agreement may be waived or amended only with the written consent of the Company and Purchaser.

            10.2 Governing Law. This Agreement and the Warrant shall each be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California without regard to conflict of laws.

            10.3 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Company or Purchaser and the Closing.

            10.4 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto (specifically including any person that becomes a Holder of the Warrant through transfer thereof from the Purchaser). In the event of any merger, consolidation or acquisition involving the Company in which the Company is not the surviving entity, the Company's obligations hereunder, including the continued registration of the Warrant Shares pursuant to Section 7 hereof, and under the Warrant shall be expressly or by operation of law assumed by the surviving entity.

            10.5 Entire Agreement. The Agreements constitute the full and entire understanding and agreement between the parties with regard to the subject hereof; provided, however, that nothing in the Agreements shall be deemed to terminate or supersede the provisions of any confidentiality and disclosure agreements executed by the parties hereto prior to the date hereof, which agreements shall continue in full force and effect until terminated in accordance with their respective terms.

            10.6 Notices, etc. All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by facsimile, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed:

      if to Purchaser, at

                    Amgen Inc.
                    One Amgen Center Drive
                    Thousand Oaks, CA  91320-1789
                    Attention:  Corporate Secretary
                    Fax: (805) 447-1010

      with a copy to

                    Latham & Watkins
                    633 West Fifth Street, Suite 4000
                    Los Angeles, California 90071-2007
                    Attention:  Gary Olson
                    Fax: (213) 891-8763

      or

      if to the Company, at

                    Hyseq, Inc.
                    675 Almanor Avenue
                    Sunnyvale, CA  94085
                    Attention:  President
                    Fax: (408) 524-8141

      with a copy to

                    Brobeck, Phleger & Harrison LLP
                    Two Embarcadero Place
                    2200 Geng Road
                    Palo Alto, CA 94303
                    Attention: Timothy R. Curry
                    Fax: (650) 496-2715

or in any case at such other address as Purchaser or the Company shall have furnished to the other in writing.

            10.7 Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            10.8 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to Company or to the Purchaser, upon any breach or default of any party hereto under this Agreement, shall impair any such right, power or remedy of Company or the Purchaser nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach of default thereafter occurring; nor shall any waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Company or the Purchaser of any breach of default under this Agreement or any waiver on the part of Company or the Purchaser of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to Company or the Purchaser shall be cumulative and not alternative.

            10.9 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference and shall not, by themselves, determine the construction of this Agreement.

            10.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            10.11 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchaser and the Company will be entitled to specific performance under this Agreement and the Warrant. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

            10.12 Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

                            [signature page follows]

            IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

HYSEQ, INC.                                            AMGEN INC.

D.B.A.  HYSEQ PHARMACEUTICALS



----------------------------------------               ----------------------------------------
By                                                     By
  --------------------------------------                 --------------------------------------
Title                                                  Title
     -----------------------------------                    -----------------------------------


                 [Signature Page to Warrant Purchase Agreement]
                                       24